                                                                     Exhibit 24

                               POWER OF ATTORNEY


      WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

      NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.



                                                /s/ James R. Barker
                                                ___________________

                                                James R. Barker

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.



                                                /s/ Edward H. Budd
                                                __________________

                                                Edward H. Budd

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                                /s/ Richard L. Carrion
                                                ______________________

                                                Richard L. Carrion

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time to time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Robert F. Daniell
                                        _____________________

                                        Robert F. Daniell

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Helene L. Kaplan
                                        ____________________
                                        Helene L. Kaplan

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Charles R. Lee
                                        __________________
                                        Charles R. Lee

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Sandra O. Moose
                                        ___________________
                                        Sandra O. Moose

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Joseph Neubauer
                                        ___________________
                                        Joseph Neubauer

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Thomas H. O'Brien
                                        _____________________
                                        Thomas H. O'Brien

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.

                                          /s/ Russell E. Palmer
                                          _____________________
                                          Russell E. Palmer

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Hugh B. Price
                                        _________________
                                        Hugh B. Price

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Ivan G. Seidenberg
                                        ______________________
                                        Ivan G. Seidenberg

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ Walter V. Shipley
                                        _____________________
                                        Walter V. Shipley

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                        /s/ John W. Snow
                                        ________________
                                        John W. Snow

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.


                                          /s/ John R. Stafford
                                          ____________________
                                          John R. Stafford

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Edwin F. Hall and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April, 2001.

                                             /s/ Robert D. Storey
                                             ____________________
                                             Robert D. Storey

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 (the "Registration Statement") relating to up to $1,500,000,000 aggregate principal amount of new debt securities to be offered and sold by the Company from time.

     NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of April 2001.


                                        /s/ Edwin F. Hall
                                        _________________
                                        Edwin F. Hall